Trade and other payables	12 Months Ended
Dec. 31, 2025
Subclassifications of assets, liabilities and equities [abstract]
Trade and other payables	Trade and other payables

(in thousands of USD)	December 31, 2025	December 31, 2024
Derivatives	20	—
Total non-current other payables	20	—
Trade payables	79,942	22,296
Accrued expenses	36,330	24,826
Accrued payroll	6,816	2,662
Dividends payable	14,616	538
Deferred income	78,734	27,367
Other payables	6,054	1,902
Total current trade and other payables	222,492	79,591

The increase in trade payables is primarily attributable to the acquisition of Golden Ocean and the delivery of additional newbuild vessels during 2025 which caused an increase in bunker payables.

The increase in accrued expenses as of December 31, 2025, compared to December 31, 2024, is primarily attributable to an increase in expenses related to vessels in drydock at year-end.

The increase in dividends payable at December 31, 2025 relates to the dividend pay out for coupon 44 which was paid in January, 2026.
Deferred income relates to short term balances. The increase in deferred income is mainly attributable to the acquisition of the Golden Ocean fleet and primarily relates to deferred revenue from vessels operating under time charter contracts and voyage charters contracts. The full amount of deferred revenue as per prior year-end and at the moment of the acquisition of Golden Ocean ($39.5 million) has been recognized during the current financial year.